FIRST AMENDMENT TO
STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”), is made and entered into as of October 27, 2010, by and between MIDDLEBURG FINANCIAL CORPORATION (the “Corporation”) and DAVID L. SOKOL (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Corporation and the Purchaser are parties to that certain Stock Purchase Agreement, dated as of March 27, 2009, (the “Stock Purchase Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Stock Purchase Agreement), pursuant to which the Purchaser acquired and the Corporation sold shares of the Corporation’s common stock to the Purchaser; and

WHEREAS, the Corporation and the Purchaser desire to amend the Stock Purchase Agreement to increase the ownership percentage of the Corporation’s common stock that the Purchaser may hold.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Corporation and the Purchaser agree as follows:

1.           Amendment. Section 6 of the Stock Purchase Agreement is hereby amended by replacing “20%” with “30%”.

2.           Effect of Amendment.  Except as set forth expressly herein, all terms of the Stock Purchase Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the parties.

3.           Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Virginia.

4.           Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

5.           Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

6.           Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

 [Signature Pages To Follow]

IN WITNESS WHEREOF, the parties below have caused this Agreement to be executed as of the date first written above.

PURCHASER

Date: October 27, 2010	By:	/s/ David L. Sokol
David L. Sokol

MIDDLEBURG FINANCIAL CORPORATION

Date: October 27, 2010	By:	/s/ Gary R. Shook
Gary R. Shook